Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 15 – Subsequent Events

 On July 31, 2018, the Company entered into an agreement to purchase all outstanding membership units of Advantage Hand Therapy and Orthopedic Rehabilitation, LLC. The purchase price for the interests was equal to the dollar amount represented by 0.7 times the total collections from payments for service in the Company account from June 1, 2017 to May 31, 2018. The purchase price is estimated to be approximately $892,000, of which $870,000 and $22,000 will be payable in equity and cash, respectively.

 On August 20, 2018, the Company entered into an agreement to purchase 70% of all outstanding membership units of BioFirma, LLC. The purchase price for the interests was $1,000 paid in cash. BioFirma produces NeoCyte, an umbilical cord-derived mononuclear cell product following FDA cGMP regulations. BioFirma currently has a trademark pending for the NeoCyte name. The Company has committed up to $1,000,000 of offering proceeds for further research and development of NeoCyte and other regenerative medicine products.

On August 31, 2018, the previous owners of Clinic Management Associates of KY, LLC and the majority interest holders of IMAC St. Louis, LLC agreed to receive their purchase consideration in shares of the Company’s stock.